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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-22691

The First Western Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip code)

Wade R. Bridge

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45244

Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         August 31, 2014

Date of reporting period:       August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund ANNUAL REPORT August 31, 2014

FIRST WESTERN FUNDS TRUST
Letter to Shareholders
October 13, 2014

“When it Rains”

After a severe drought in Southern California, we are in dire need of some rain. Unfortunately, a slow, steady dose of precipitation is rarely the outcome. Instead, we are occasionally exposed to massive downpours which are followed by flash floods and mudslides, wreaking havoc in the affected areas.

The financial markets have experienced their own kind of drought. Rather than an absence of rain, they have been without much volatility over the past few years. While the explanation for lack of rain may be unknown, global warming or La Niña perhaps to blame, the extreme lows in volatility can be more easily deciphered. Central bank generosity, most importantly in the form of near zero interest rates, as well as a host of other supportive measures, engendered financial market utopia.

Governments have been able to borrow at extremely attractive rates, corporations can raise money through either equity issuance – at very healthy valuations – or borrow in the bond market at bargain basement levels. While household credit was more stingy during much of the recovery, those that could borrow were rewarded with generational lows in mortgage rates.

The easy money policies achieved significant successes. Banks enjoyed handsome spreads between their cost of funds and lending rates, which first stabilized the sector and then led to record profits. Corporations borrowed cheaply to invest in new plant and equipment, buy back shares or merge. The improvement in corporate health sparked employment gains, which helped to repair household balance sheets and to bolster consumer confidence.

Of course, too much of a good thing can be too much of a good thing. Some investors became greedy and increased risk in their search for higher returns. However, after many quarters in a row without a major correction in the markets and with a still accommodative central bank, many market participants grew complacent. The fear of a market downturn diminished and so too did the volatility. Even some of the major geopolitical tensions, historically quite adept at abruptly halting rallies, failed to inflict much damage.

One should never forget that the central bank giveth and the central bank can taketh away. With the end of the quarter in sight, something finally changed. The Federal Reserve’s QE program, on schedule to end in October, prompted market strategists to debate the timing of the first hike in short-term interest rates. This uncertainty caused investors to grow skittish. Fearing the eventual end of the Fed’s largesse, as well as geopolitical concerns, long absent volatility reared its ugly head. The market’s primary measure of volatility, the CBOE SPX Volatility Index or VIX, which had ticked up from a measure of 10 in July, soared to over 16 by the end of September.

In recent months, the ongoing global concerns were not having as noticeable an effect on financial markets, perhaps another sign of investor complacency. Finally, the joint military effort aimed at eliminating the threat from the Islamic State did seem to have a marked impact on investor psyche. In fact, although the downturn in European growth had long been known, its expected impact on worldwide growth prospects also seemed to now matter. ECB President Mario Draghi announced plans to use its balance sheet to purchase covered bonds and asset-backed securities. While initially well received by investors, the lack of detail and the absence of a specific stimulus target during an ensuing communiqué seemed to fall flat.

Despite the geopolitical issues, one should draw some comfort from the relative health of the U.S. economy. While far from robust, most primary economic indicators point to modest growth and low inflation. The all-important employment sector continues to illustrate solid gains, averaging nearly 227 thousand new jobs per month and pushing the unemployment rate down to 5.9%. Housing price increases have slowed, but most signs remain encouraging and the sector has aided growth meaningfully. Housing and employment tailwinds, coupled with several years of notable financial market profits, have propelled consumer confidence near multi-year highs. In addition, the Institute for Supply Management statistics have illustrated solid expansion for the manufacturing and services industries. The strength of these key economic indicators will likely keep the Fed on track to end QE and focus on the timing for the initial rate hike sometime in 2015.

As we enter a period of prolonged and heightened volatility, there will likely be certain areas of the market that feel more pain than others. In the equity market, the higher multiple, faster growing stocks have already been feeling more of the price pressures than their more established, dividend paying brethren. While any areas deemed to be overvalued or fully valued are vulnerable when investors seek to reduce overall portfolio risk, those with less cyclical earnings and handsome dividend yields should be able to weather the storm more easily. In the fixed income arena, much of the same impact has already been noticeable as the higher risk sectors suffered during July and September. Conversely, safer parts of the bond market, such as Treasuries, municipals, and high-quality corporate bonds, fared much better. Thus, future short-term shocks and other risk-off scenarios will generate much of the same – a sell-off in riskier parts of the stock and bond markets and better relative performance in the higher quality securities, including a decrease in benchmark yields. Over the longer term, however, financial markets should correlate more closely with economic fundamentals and the performance of U.S.-based strategies will be influenced primarily by domestic fundamentals. Importantly, with the Fed shifting gears, U.S. interest rates may once again be primarily driven by growth and inflation expectations. If GDP growth runs between 2.5% and 3.5% and inflation between 1.5% and 2.0%, it would dictate interest rates comfortably above those currently. Even at the low end of these ranges, nominal GDP (2.5% real GDP plus 1.5% inflation) would be 4%. While the ten-year benchmark Treasury yield may not reach this nominal GDP level in the near future, it should certainly move upwards and begin to approach that level over time. Issues from Europe, China, Ukraine, and Middle East may impact market moves over the near term, and speculation on timing of Fed rate hikes will cause ripples, but the U.S. economy should be able to maintain its modest growth trajectory and markets will eventually react to these underlying economics.

With Fed policy approaching such a significant change in direction, many of the overlooked concerns are becoming relevant now. We don’t see how unprecedented monetary policy can be reversed smoothly or easily. Riskier parts of the market, such as small cap stocks and high yield bonds, have begun to feel the brunt of this re-emergence of investor risk awareness. In our opinion, complacency will be replaced by heightened concerns over major issues and minutiae. Unfortunately, there is no road map to guide us, so it would be wise to buckle your seatbelts as the next several quarters will likely witness elevated market volatility. When it rains, it pours.

Mutual Fund Updates

First Western Fixed Income Fund (FWFIX)
Over the past several quarters, the First Western Fixed Income Fund (the “Fund”) continued its strategy of targeting a portfolio duration well below that of the Barclays U.S. Aggregate Bond Index (the “Index”), the Fund’s primary benchmark. With the expectation that moderate economic growth and mild inflation should result in the completion of the wind down in the Fed’s quantitative easing program in October and will warrant rates above current levels, interest rate exposure has been minimized. In addition, the Fund’s allocation to U.S. Treasuries remained considerably below that of the Index as their low yields are unable to provide adequate protection during a rising rate environment. Conversely, the Fund maintained its healthy overweight in corporate bonds, drawing comfort from a constructive outlook on corporate profits and the ability to attain higher yields. Mortgage-backed securities (“MBS”), which tend to perform well when rates increase modestly, have also maintained an allocation exceeding that found in the Index. Although home price appreciation has cooled, household balance sheets have strengthened and MBS credit has improved. Should mortgage rates increase, the homeowner’s ability to refinance is diminished and the uncertain timing of the security’s cash flow is reduced. With lessened call risk, investors would likely pay more for these types of securities, which improves their relative performance. To further minimize the impact of rising rates, a meaningful percentage of the MBS holdings have floating-rate coupons tied to LIBOR. Thus, higher short-term rates will lead to increased coupon rates and lower bond price volatility.

Even though the Fund’s lower duration strategy negatively impacted performance earlier in the year, benchmark U.S. Treasury rates have not changed significantly over the past quarter. While the decrease in government bond yields in August resulted in underperformance due to insufficient U.S. Treasury holdings and duration, the increase in Benchmark yields in September reversed much of this poor relative performance. In total, though, the overall level of interest rates was not the primary driver of performance during the third quarter. Rather, as many investors shunned riskier high-yield corporate bonds, higher-quality investment-grade bonds felt some of the impact. Although corporate bonds enhanced the Fund’s performance significantly over the past year, the Fund’s overweight in this sector had a negative impact in the most recent period. Also, the Fund’s small allocation to high-yield and crossover bonds came under some pricing pressures. Mortgage-backed securities have turned in strong relative performance as their monthly cash flows and shorter maturity focus proved valuable. During the past year, although the Fund’s limited duration strategy and underweight to U.S. Treasuries have not been optimal, the impact from the significant overweight to corporate bonds and modest overweight to MBS have enabled the Fund to outperform the Index. During the year ended August 31, 2014, the Fund generated a total return of 6.58%, comfortably exceeding the 5.66% gain of the Index.

First Western Short Duration Bond Fund (FWSBX)

The First Western Short Duration Bond Fund (the “Fund” or “FWSBX”) continued to attract assets due to its sizeable yield advantage over comparable funds and its strong performance since its inception. Given that the Fund purchases securities with maturities that average in total below five years, there is less focus on targeting portfolio duration. Instead, the Fund typically maintains a duration very close to the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index duration of approximately two. Enhancing the yield and return of the Fund has been accomplished by emphasizing corporate bonds, mortgage-backed (“MBS”) and asset- backed securities (“ABS”). While U.S. Treasury notes and agency debentures may, at some time, deserve a significant allocation within FWSBX, they have not been represented to date. The realization of higher rates will likely prompt allocations to both of these sectors.

A similar rationale as mentioned above (in FWFIX) has led to large overweights in corporate bonds, MBS, and ABS. The substantial yield advantage from these securities typically enables the Fund to outperform the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index, its primary benchmark, and many of its peers in numerous market environments. During the most recent quarter, however, short-term benchmark rates moved higher and some lower-rated corporate bonds decreased in value. Thus, the large overweight in corporate issues proved detrimental to relative performance during the past few months, while the MBS and ABS securities held up better. Fortunately, over the past year, the strong performance of credit and improved health in the housing sector have proved quite beneficial and were primary drivers which enabled the Fund to perform quite well. During the year ended August 31, 2014, the Fund had a total return of 3.77%, well ahead of the 1.18% increase of the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index.

Barry P. Julien, CFA
 Managing Director & Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end please call 1-800-292-6775.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of each Fund’s prospectus please call 1-800-292-6775 and a copy will be sent to you free of charge. Please read each prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

FIRST WESTERN FIXED INCOME FUND
Performance Information
 August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Fixed Income Fund versus the
 Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2014)
	1 Year	Since Inception (b)
First Western Fixed Income Fund	6.58%	2.92%
Barclays U.S. Aggregate Bond Index (c)	5.66%	1.47%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2014.
(c)
The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN SHORT DURATION BOND FUND
Performance Information
 August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration Bond Fund versus the
 BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2014)
	1 Year	Since Inception (b)
First Western Short Duration Bond Fund	3.77%	2.34%
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	1.18%	0.81%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2014.
(c)
The BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN FIXED INCOME FUND
Portfolio Information
 August 31, 2014 (Unaudited)

Portfolio Allocation (% of Total Investments)

Top 10 Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 8.125%, due 08/15/19	2.1%
Impac CMB Trust, Series 2007-A-A, floating rate note, 0.405%, due 05/25/37	1.6%
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A, floating rate note, 0.855%, due 02/19/35	1.5%
FHLB, 5.375%, due 05/15/19	1.4%
American Home Mortgage Investment Trust, Series 2004-4-3A, floating rate note, 0.455%, due 02/25/45	1.3%
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A, floating rate note, 2.397%, due 08/25/33	1.3%
FNMA, Series 2009-96-DB, 4.00%, due 11/25/29	1.3%
Sequoia Mortgage Trust, Series 2004-6-A2, floating rate note, 0.715%, due 07/25/34	1.3%
U.S. Treasury Bonds, 6.250%, due 08/15/23	1.2%
Bayview Financial Acquisition Trust, Series 2006-B-1A3, floating rate note, 6.159%, due 04/28/36	1.2%

FIRST WESTERN SHORT DURATION BOND FUND
Portfolio Information
 August 31, 2014 (Unaudited)

Portfolio Allocation (% of Total Investments)

Top 10 Holdings*

Security Description	% of Net Assets
Centex Home Equity Loan Trust, Series 2004-2-A3, floating rate note, 0.635%, due 07/25/34	2.1%
FHLMC, Series 4312-GA, 2.500%, due 12/15/41	1.6%
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1, floating rate note, 2.448%, due 09/25/34	1.6%
MASTR Asset Securitization Trust, Series 2004-8-3A1, floating rate note, 5.249%, due 08/25/19	1.5%
Wells Fargo Mortgage Backed Securities, Series 2003-0-5A1, floating rate note, 2.514%, due 01/25/34	1.4%
Otter Tail Corporation, 9.000%, due 12/15/16	1.2%
Structured Asset Securities Corporation, Series 2003-34A-3A4, floating rate note, 2.473%, due 11/25/33	1.2%
SBA Tower Trust, 144A, floating rate note, 3.597%, due 04/15/18	1.2%
Liberty Property L.P., 6.625%, due 10/01/17	1.2%
American Tower Corporation, 7.000%, due 10/15/17	1.1%

*	Excludes money market funds

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments
August 31, 2014

U.S. TREASURY OBLIGATIONS — 3.9%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	8.125%	08/15/19	$1,025,000	$1,344,351
U.S. Treasury Notes	1.750%	05/15/23	420,000	403,298
U.S. Treasury Bonds	6.250%	08/15/23	575,000	763,178
Total U.S. Treasury Obligations (Cost $2,464,530)				$2,510,827

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 0.5%
Federal Farm Credit Bank	5.150%	11/15/19	$250,000	$290,768

Federal Home Loan Bank — 3.8%
Federal Home Loan Bank	5.375%	05/15/19	750,000	877,807
Federal Home Loan Bank	2.125%	10/24/22	430,000	410,880
Federal Home Loan Bank	2.250%	12/21/22	550,000	540,249
Federal Home Loan Bank	2.125%	03/10/23	350,000	340,134
Federal Home Loan Bank	2.500%	05/08/24	325,000	309,939
				2,479,009

Total U.S. Government Agency Obligations (Cost $2,753,383)				$2,769,777

MORTGAGE-BACKED SECURITIES — 44.1%	Coupon	Maturity	Par Value	Value
Corporate — 34.0%
ABN AMRO Mortgage Corporation,
Series 2003-12-1A	5.000%	12/25/33	$479,931	$501,240
ACE Securities Corporation,
Series 2005-SD1-M1 (a)	0.905%	11/25/50	316,816	317,177
American Home Mortgage Investment Trust,
Series 2004-3-5A (a)	2.068%	10/25/34	178,200	178,688
American Home Mortgage Investment Trust,
Series 2004-4-3A (a)	0.455%	02/25/45	867,652	871,235
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (b)	6.159%	04/28/36	750,000	751,101

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 44.1% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 34.0% (Continued)
BCAP, LLC Trust, 144A,
Series 2009-RR2-A1 (a)	2.675%	01/21/38	$127,431	$128,183
Centex Home Equity Loan Trust,
Series 2004-D-AF6 (b)	4.670%	09/25/34	231,487	240,050
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-6A1 (a)	0.405%	07/25/36	65,059	63,752
Citigroup Mortgage Loan Trust, Inc., 144A,
Series 2009-6-11A1 (a)	0.505%	05/25/37	201,531	198,497
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	1.355%	11/25/34	690,590	688,586
Countrywide Home Loans, Inc.,
Series 2002-25-2A1	5.500%	11/27/17	34,914	35,849
Countrywide Home Loans, Inc.,
Series 2003-J10-2A1	5.000%	11/25/18	694,429	707,075
Countrywide Home Loans, Inc.,
Series 2003-J7-1A2	5.250%	08/25/33	123,614	125,975
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-8R-5A1 (a)	5.527%	05/26/37	77,698	80,310
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-2R-2A5 (a)	2.058%	06/26/37	135,023	135,667
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	5.383%	02/15/40	249,205	268,621
CS First Boston Mortgage Securities Company,
Series 2002-AR31-4A2 (a)	2.662%	11/25/32	500,000	491,974
CS First Boston Mortgage Securities Company,
Series 2003-11-1A31	5.500%	06/25/33	219,632	229,148
FRS, LLC, 144A,
Series 2013-1A-A1	1.800%	04/15/43	389,793	389,106
Goldman Sachs Mortgage Securities Trust, 144A,
Series 2005-SEA2-A1 (a)	0.505%	01/25/45	344,161	335,138
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	0.484%	12/25/34	336,446	328,724

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 44.1% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 34.0% (Continued)
HarborView Mortgage Loan Trust,
Series 2003-1-A (a)	2.482%	05/19/33	$371,127	$373,928
Impac CMB Trust,
Series 2004-10-4A2 (a)	1.095%	03/25/35	262,963	262,631
Impac CMB Trust,
Series 2005-4-2A1 (a)	0.455%	05/25/35	130,046	129,876
Impac CMB Trust,
Series 2007-A-A (a)	0.405%	05/25/37	1,071,798	1,052,739
Impac Secured Assets Corporation,
Series 2003-3-A1 (a)	4.808%	08/25/33	172,904	179,208
JPMorgan Mortgage Trust,
Series 2004-A3-SF3 (a)	2.070%	06/25/34	352,113	349,780
JPMorgan Re-REMIC, 144A,
Series 2009-9-A1	6.000%	09/26/36	481,784	500,044
Master Asset Securitization Trust,
Series 2003-5-1A1	5.500%	06/25/33	13,565	13,730
Master Asset Securitization Trust,
Series 2003-8-1A1	5.500%	09/25/33	61,214	63,009
Master Asset Securitization Trust,
Series 2004-1-3A7	5.250%	01/25/34	415,208	435,729
Mellon Residential Funding Corporation,
Series 2000-TBC2-A1 (a)	0.635%	06/15/30	416,379	407,567
Merril Lynch Mortgage Investors Trust,
Series 2004-A3-1A (a)	2.894%	05/25/34	480,416	484,469
Merril Lynch Mortgage Investors Trust,
Series 2005-A1-1A (a)	2.804%	12/25/34	335,220	335,195
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	0.425%	11/25/35	156,957	156,205
Nationstar Mortgage Loan Trust, 144A,
Series 2013-A-A (a)	3.750%	12/25/52	422,201	435,334
New Century Home Equity Loan Trust,
Series 2005-A-A4W (b)	5.017%	08/25/35	690,469	719,108
New York Mortgage Trust,
Series 2005-3-A1 (a)	0.394%	02/25/36	584,080	541,719

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 44.1% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 34.0% (Continued)
Opteum Mortgage Acceptance Corporation,
Series 2005-5-2AD2 (a)	5.850%	12/25/35	$550,000	$567,055
RBS Commercial Funding Trust, 144A,
Series 2010-RR3-MSCA (a)	6.105%	06/16/49	385,829	419,110
Residential Asset Securitization Trust,
Series 2003-A4-A3 (a)	0.555%	05/25/33	364,962	362,350
Residential Funding Mortgage Security I, Inc.,
Series 2004-S4-2A6	4.500%	04/25/19	340,024	349,236
Residential Funding Mortgage Security I, Inc.,
Series 2003-S12-3A1	3.750%	12/25/32	343,977	348,339
Securitized Asset Backed Receivables, LLC Trust, 144A,
Series 2004-DO1-A1 (a)	0.714%	07/25/34	504,987	497,695
Sequoia Mortgage Trust,
Series 2004-6-A2 (a)	0.715%	07/20/34	877,145	825,264
Sequoia Mortgage Trust,
Series 2012-4-A2 (a)	2.999%	09/25/42	417,841	407,526
Silverleaf Finance, LLC, 144A,
Series 2012-D-A	3.000%	03/17/25	203,993	205,962
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A2 (a)	1.114%	08/25/33	435,427	429,497
Structured Asset Mortgage Investments,
Series 2003-AR4-A1 (a)	0.855%	01/19/34	159,522	155,253
Structured Asset Mortgage Investments,
Series 2004-AR4-1A1 (a)	0.855%	12/19/34	642,136	642,085
Structured Asset Mortgage Investments II Trust,
Series 2004-AR6-A1A (a)	0.855%	02/19/35	1,023,495	964,176
Structured Asset Securities Corporation,
Series 1998-11-2B1 (a)	3.007%	01/26/32	115,214	107,611

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 44.1% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 34.0% (Continued)
Structured Asset Securities Corporation,
Series 1998-11-2B2 (a)	3.007%	01/26/32	$95,683	$87,027
Structured Asset Securities Corporation,
Series 2003-9A-2A1 (a)	2.352%	03/25/33	504,535	504,375
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-S3-3A1	5.500%	05/25/33	344,892	364,861
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR7-A7 (a)	2.300%	08/25/33	247,293	250,195
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR8-A (a)	2.397%	08/25/33	811,852	839,414
Wa-Mu Mortgage Pass-Through Certificates,
Series 2002-AR2-A (a)	1.917%	02/27/34	106,693	105,670
Wells Fargo Mortgage-Backed Securities,
Series 2003-G-A1 (a)	2.490%	06/25/33	13,389	13,601
				21,952,669
Federal Home Loan Bank — 0.0% (c)
FHLB, Series SK-2015-1	5.140%	08/18/15	15,671	16,222

Federal Home Loan Mortgage Corporation — 6.1%
FHLMC, Series 2882-UJ	4.500%	08/15/19	49,999	50,963
FHLMC, Series 2999-ND	4.500%	07/15/20	116,816	123,765
FHLMC, Series 2515-UP	5.500%	10/15/22	205,863	225,603
FHLMC, Series 2574-JN	4.500%	12/15/22	11,185	11,385
FHLMC, Series 2690-TV	4.500%	11/15/25	165,272	176,527
FHLMC, Series 3827-HA	3.500%	11/15/25	202,933	212,122
FHLMC, Series 3817-QA	4.000%	03/15/26	268,821	287,892
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	491,684
FHLMC, Series 2694-QH	4.500%	03/15/32	5,996	6,006
FHLMC, Series 2700-PG	4.500%	05/15/32	84,529	86,687
FHLMC, Series 2733-TD	5.000%	11/15/32	633	633
FHLMC, Series 2760-PD	5.000%	12/15/32	39,847	40,190
FHLMC, Series 2797-PG	5.500%	01/15/33	28,341	28,501
FHLMC, Series 2569-LD	5.500%	02/15/33	298,934	333,595

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 44.1% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 6.1% (Continued)
FHLMC, Series 2889-OG	5.000%	05/15/33	$17,000	$17,017
FHLMC, Series 2911-UE	5.000%	06/15/33	51,626	52,016
FHLMC, Series 3793-UA	4.000%	06/15/33	194,149	206,229
FHLMC, Series 2869-BG	5.000%	07/15/33	31,325	31,617
FHLMC, Series 2874-LD	5.000%	08/15/33	77,714	79,059
FHLMC, Series 2785-GD	4.500%	10/15/33	28,808	29,805
FHLMC, Series 3037-ND	5.000%	01/15/34	155,167	157,329
FHLMC, Series 3017-MK	5.000%	12/15/34	34,181	36,051
FHLMC, Series 4011-NP	3.000%	07/15/39	175,732	175,836
FHLMC, Series 3843-JA	4.000%	04/15/40	248,449	264,517
FHLMC, Series 4017-MA	3.000%	03/15/41	203,882	203,716
FHLMC, Series 4077-AP	4.000%	01/15/42	564,210	590,855
				3,919,600
Federal National Mortgage Association — 2.6%
FNMA, Series 2003-89-LC	4.500%	09/25/18	80,603	84,769
FNMA, Series 2003-83-PG	5.000%	06/25/23	54,085	57,042
FNMA, Series 2005-80-BA	5.000%	04/25/29	85,594	93,814
FNMA, Series 2009-96-DB	4.000%	11/25/29	772,548	830,455
FNMA, Series 2004-8-GD	4.500%	10/25/32	48,337	49,438
FNMA, Series 2005-29-QD	5.000%	08/25/33	107,669	108,435
FNMA, Series 2005-1-HE	5.000%	09/25/33	86,516	88,020
FNMA, Series 2005-86-WD	5.000%	03/25/34	81,048	82,255
FNMA, Pool #MA0584	4.500%	10/01/40	150,465	160,459
FNMA, Series 2011-100QM	4.000%	10/25/50	148,598	154,111
				1,708,798
Government National Mortgage Association — 1.0%
GNMA, Series 2011-32-QA	4.500%	02/16/38	52,900	54,689
GNMA, Series 2009-104-KA	4.500%	08/16/39	155,185	165,399
GNMA, Series 2011-159-EA	4.000%	10/20/40	90,653	95,001
GNMA, Series 2011-138-PX	4.000%	06/20/41	284,734	297,376
				612,465
Small Business Administration — 0.4%
SBA, Series 2009-20A-1	5.720%	01/01/29	232,586	262,152

Total Mortgage-Backed Securities (Cost $28,239,960)				$28,471,906

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MUNICIPAL BONDS — 1.6%	Coupon	Maturity	Par Value	Value
Florida State Department of Environmental Protection, Series B, Preservation Revenue	6.026%	07/01/21	$350,000	$395,755
Illinois State, General Obligation	5.877%	03/01/19	400,000	447,388
Irvine, California, Unified School District, Special Tax, Revenue	5.395%	09/01/17	155,000	166,951
Total Municipal Bonds (Cost $961,000)				$1,010,094

ASSET-BACKED SECURITIES — 1.7%	Coupon	Maturity	Par Value	Value
Bear Stearns ALT-A Trust,
Series 2003-6-2A1 (a)	2.567%	01/25/34	$331,241	$332,078
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	0.834%	11/25/34	455,560	447,303
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	1.055%	11/25/34	281,499	271,660
Vanderbilt Mortgage Finance Company,
Series 2002-B-A4	5.840%	02/07/26	66,062	67,131
Total Asset-Backed Securities (Cost $1,123,550)				$1,118,172

CORPORATE BONDS — 43.4%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 4.8%
AutoNation, Inc.	5.500%	02/01/20	$475,000	$521,312
AutoZone, Inc.	4.000%	11/15/20	550,000	581,728
DIRECTV	4.450%	04/01/24	541,000	580,451
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	500,000	505,000
Marriott International, Inc.	3.375%	10/15/20	525,000	541,992
QVC, Inc.	5.125%	07/02/22	350,000	375,742
				3,106,225
Energy — 3.4%
El Paso, LLC	6.500%	09/15/20	143,000	166,538
SESI, LLC	7.125%	12/15/21	500,000	563,750
Sinopec Kantons Holdings Ltd., 144A	2.750%	04/10/19	400,000	400,766
Tesoro Corporation	4.250%	10/01/17	234,000	243,360

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 43.4% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 3.4% (Continued)
Whiting Petroleum Corporation	5.000%	03/15/19	$285,000	$300,675
Williams Partners, L.P.	4.000%	11/15/21	500,000	525,033
				2,200,122
Financials — 12.5%
Air Lease Corporation	3.875%	04/01/21	575,000	580,750
Ally Financial, Inc.	3.500%	01/27/19	300,000	302,250
Ares Capital Corporation	4.875%	11/30/18	525,000	555,447
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	510,000	533,479
Aviation Capital Group Corporation, 144A	6.750%	04/06/21	500,000	564,890
Citigroup, Inc.	5.375%	08/09/20	525,000	600,138
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	525,000	520,086
Fidelity National Information Services, Inc.	3.875%	06/05/24	440,000	448,066
General Electric Capital Corporation	4.625%	01/07/21	485,000	543,121
International Lease Finance Corporation, 144A	7.125%	09/01/18	440,000	504,900
Invesco Finance plc	4.000%	01/30/24	485,000	512,865
JPMorgan Chase & Company	3.375%	05/01/23	575,000	566,278
Morgan Stanley	5.500%	07/24/20	500,000	568,351
RLI Corporation	4.875%	09/15/23	225,000	236,921
W. P. Carey, Inc.	4.600%	04/01/24	475,000	496,175
Webster Financial Corporation	4.375%	02/15/24	535,000	549,085
				8,082,802
Industrials — 10.1%
AA Aircraft, 144A, Series 2013-1L	3.596%	11/01/17	448,107	458,189
Air Canada, 144A, Series 2013-1A	4.125%	05/15/25	449,030	455,766
American Airlines Group Pass-Through Trust, 144A, Series 2011-1	7.000%	01/31/18	389,871	422,035
Buckeye Partners, L.P.	4.150%	07/01/23	485,000	500,553
CNH Capital, LLC, 144A	3.375%	07/15/19	400,000	394,000
Continental Airlines, Inc., Series 1998-1	6.748%	03/15/17	228,925	250,673
Continental Airlines, Inc., Series 1999-1	6.545%	02/02/19	342,866	381,438
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	418,325	473,754
Continental Resources, Inc.	5.000%	09/15/22	600,000	647,250
Hawaiian Airlines, Inc., Series 2013-1A	3.900%	01/15/26	400,000	400,000
Republic Services, Inc.	5.250%	11/15/21	540,000	620,563

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 43.4% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 10.1% (Continued)
Ryder System, Inc.	2.550%	06/01/19	$493,000	$497,795
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	300,000	311,250
Toll Bros. Finance Corporation	6.750%	11/01/19	350,000	399,875
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	06/03/25	320,230	338,643
				6,551,784
Information Technology — 1.7%
Baidu, Inc.	3.250%	08/06/18	500,000	517,840
Lender Processing Services, Inc.	5.750%	04/15/23	550,000	587,125
				1,104,965
Materials — 2.7%
ArcelorMittal S.A.	6.125%	06/01/18	250,000	272,187
Nova Chemicals Corporation, 144A	5.250%	08/01/23	500,000	538,750
Rockwood Specialties Group, Inc.	4.625%	10/15/20	400,000	416,000
Westlake Chemical Corporation	3.600%	07/15/22	500,000	505,497
				1,732,434
Real Estate — 4.7%
American Campus Communities Operating Partnership, L.P.	3.750%	04/15/23	495,000	496,242
American Tower Trust I, 144A	3.070%	03/15/23	500,000	496,467
DCT Industrial Operating Partnership, L.P.	4.500%	10/15/23	500,000	513,061
Essex Portfolio, L.P.	3.875%	05/01/24	450,000	460,254
Healthcare Trust of America	3.700%	04/15/23	500,000	495,809
UDR, Inc.	4.625%	01/10/22	500,000	545,435
				3,007,268
Telecommunication Services — 3.5%
Crown Castle Towers, LLC, 144A	4.883%	08/15/20	555,000	617,792
GTP Cellular Sites, LLC, 144A	3.721%	03/15/17	539,732	556,779
SBA Tower Trust, 144A	2.240%	04/15/18	400,000	395,962
SBA Tower Trust, 144A	3.597%	04/15/18	100,000	100,437
Verizon Communications, Inc.	4.500%	09/15/20	520,000	571,362
				2,242,332

Total Corporate Bonds (Cost $27,374,233)				$28,027,932

FIRST WESTERN FIXED INCOME FUND
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.01% (d) (Cost $261,295)	261,295	$261,295

Total Investments at Value — 99.4% (Cost $63,177,951)		$64,170,003

Other Assets in Excess of Liabilities — 0.6%		395,290

Net Assets — 100.0%		$64,565,293

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Board of Trustees has determined this security to be liquid.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2014.
(b)	Step coupon.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of August 31, 2014.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments
August 31, 2014

MORTGAGE-BACKED SECURITIES — 41.7%	Coupon	Maturity	Par Value	Value
Corporate — 37.5%
ACE Securities Corporation,
Series 2003-NC1-A2A (a)	0.995%	07/25/33	$234,621	$227,758
ACE Securities Corporation,
Series 2005-SD1-M1 (a)	0.905%	11/25/50	253,453	253,742
Adjustable Rate Mortgage Trust,
Series 2005-3-8A2 (a)	0.394%	07/25/35	595,946	575,255
American General Mortgage Loan Trust, 144A,
Series 2010-1A-A2 (a)	5.649%	03/25/58	300,000	302,431
American Home Mortgage Investment Trust,
Series 2004-3-5A (a)	2.068%	10/25/34	151,470	151,885
American Home Mortgage Investment Trust,
Series 2005-1-5A1 (a)	2.332%	06/25/45	390,120	387,276
Bank of America Funding Corporation,
Series 2005-E 4A1 (a)	2.682%	03/20/35	522,564	523,675
Bank of America Funding Corporation, 144A,
Series 2009-R6-3A1 (a)	2.040%	01/26/37	93,115	93,068
Bank of America Mortgage Securities, Inc.,
Series 2004-1-2A1	5.500%	02/25/34	531,055	541,506
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (b)	6.159%	04/28/36	250,000	250,367
BCAP, LLC Trust, 144A,
Series 2009-RR2-A1 (a)	2.675%	01/21/38	280,348	282,003
BCRR Trust, 144A,
Series 2009-1-2A1 (a)	5.857%	07/17/17	183,687	193,534
Bear Stearns Asset-Backed Securities Trust,
Series 2004-B01-M2 (a)	0.905%	10/25/34	85,000	82,844
Centex Home Equity Loan Trust,
Series 2004-2-A3 (a)	0.635%	07/25/34	1,356,312	1,310,637
Centex Home Equity Loan Trust,
Series 2004-D-AF6 (b)	4.670%	09/25/34	104,169	108,023
CIT Group Home Equity Loan Trust,
Series 2003-1-A4 (b)	3.930%	03/20/32	129,430	132,454

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 41.7% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 37.5% (Continued)
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-12A1 (a)	2.612%	07/25/36	$99,633	$100,391
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-4A1 (a)	2.696%	04/25/37	226,094	227,083
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-11A1 (a)	0.505%	05/25/37	134,354	132,332
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	1.355%	11/25/34	440,366	439,088
Countrywide Home Loans, Inc.,
Series 2003-15-2A1	5.000%	06/25/18	154,869	157,757
Countrywide Home Loans, Inc.,
Series 2003-J6-1A1	5.500%	08/25/33	86,408	90,401
Credit Suisse Commercial Mortgage Trust,
Series 2007-C5-A4 (a)	5.695%	07/15/17	100,000	109,470
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-8R-5A1 (a)	5.527%	05/26/37	71,871	74,287
Credit Suisse Commercial Mortgage Trust, 144A,
Series 2009-2R-2A5 (a)	2.058%	06/26/37	111,853	112,387
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	5.383%	02/15/40	249,205	268,621
Credit Suisse First Boston Mortgage Securitization,
Series 2004-AR8-2A1 (a)	2.448%	09/25/34	985,771	990,962
Credit Suisse First Boston Mortgage Securitization,
Series 2005-6-1A2 (a)	0.425%	07/25/35	110,393	107,590
Credit Suisse First Boston Securities Corporation Mortgage Trust, 144A,
Series 2009-3R-25A1 (a)	2.645%	07/27/36	359,761	360,675
Credit-Based Asset Servicing and Securitization, LLC,
Series 2005-CB5-AV2 (a)	0.415%	08/25/35	75,872	75,604
First Horizon Mortgage Pass-Through Trust,
Series 2003-AR3-3A1 (a)	2.565%	09/25/33	578,068	584,574

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 41.7% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 37.5% (Continued)
FRS, LLC, 144A,
Series 2013-1A-A1	1.800%	04/15/43	$155,917	$155,642
Goldman Sachs Mortgage Loan Trust,
Series 2005-5F-8A2 (a)	0.654%	06/25/35	427,118	417,731
Goldman Sachs Mortgage Securities Trust, 144A,
Series 2005-SEA2-A1 (a)	0.505%	01/25/45	275,765	268,535
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	0.484%	12/25/34	224,298	219,149
Harborview Mortgage Loan Trust,
Series 2004-4-2A (a)	0.715%	06/19/34	179,984	170,917
Home Loan Servicing Solutions Ltd., 144A,
Series 2012-T2-D2	4.940%	10/15/45	200,000	204,340
Home Loan Servicing Solutions Ltd., 144A,
Series 2013-T3-C3	2.388%	05/15/46	150,000	147,885
Impac CMB Trust,
Series 2007-A-A (a)	0.405%	05/25/37	659,568	647,839
Jefferies & Company, 144A,
Series 2009-R9-1A1 (a)	2.239%	08/26/46	145,284	146,760
JPMorgan Re-REMIC, 144A,
Series 2009-9-A1	6.000%	09/26/36	120,446	125,011
JPMorgan Re-REMIC, 144A,
Series 2009-7-8A1 (a)	2.826%	01/27/47	147,486	148,807
MASTR Asset Securitization Trust,
Series 2003-8-2A1	4.500%	09/25/18	436,623	447,738
MASTR Asset Securitization Trust,
Series 2004-8-3A1	5.250%	08/25/19	923,004	948,965
MASTR Specialized Loan Trust, 144A,
Series 2005-3-A1 (a)	0.515%	11/25/35	190,279	180,721
Mellon Residential Funding Corporation, 144A,
Series 2000-TBC2-A1 (a)	0.635%	06/15/30	249,828	244,540
Merrill Lynch Credit Corporation Mortgage Investors, Inc.,
Series 2003-B-A1 (a)	0.834%	04/25/28	244,909	237,966
Morgan Stanley Capital, Inc.,
Series 2004-SD2-A (a)	1.055%	04/25/34	134,762	133,793
Morgan Stanley Capital, Inc.,
Series 2005-HE2-A1MZ (a)	0.675%	01/25/35	344,981	330,355

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 41.7% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 37.5% (Continued)
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	0.425%	11/25/35	$157,089	$156,336
New Century Home Equity Loan Trust,
Series 2005-A-A4W (b)	5.017%	08/25/35	345,235	359,554
Orange Lake Timeshare Trust, 144A,
Series 2012-AA-A	3.450%	07/10/18	127,653	130,378
Park Place Securities, Inc.,
Series 2005-WHQ1-M2 (a)	0.654%	03/25/35	114,794	113,720
Provident Funding Mortgage Loan Trust,
Series 2003-1-A (a)	2.496%	08/25/33	316,132	328,267
RBS Commercial Funding Trust, 144A,
Series 2010-RR3-MSCA (a)	6.105%	06/16/49	289,372	314,332
RBSSP Resecuritization Trust, 144A,
Series 2010-3-4A1 (a)	2.949%	12/26/35	703,692	703,287
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12-AI6	4.547%	12/25/34	91,549	92,689
Residential Asset Mortgage Products, Inc.,
Series 2005-RS5-AI3 (a)	0.495%	05/25/35	5,075	5,071
Residential Asset Mortgage Products, Inc.,
Series 2005-SP3-A3 (a)	0.545%	12/25/35	81,953	81,109
Residential Asset Securities Corporation,
Series 2003-KS10-AI6 (a)	4.540%	12/25/33	91,494	94,254
Residential Funding Mortgage Security I, Inc.,
Series 2003-S12-3A1	3.750%	12/25/32	401,905	407,002
Residential Funding Mortgage Security I, Inc.,
Series 2004-S2-A9	5.500%	03/25/34	312,207	319,804
Security National Mortgage Loan Trust, 144A,
Series 2006-3A-A1 (a)	0.434%	01/25/37	146,240	144,324
Sequoia Mortgage Trust,
Series 2010-H1-A1 (a)	3.189%	02/25/40	54,712	53,662

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 41.7% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 37.5% (Continued)
Sequoia Mortgage Trust,
Series 2012-4-A2 (a)	2.999%	09/25/42	$388,689	$379,093
Silverleaf Finance, LLC, 144A,
Series 2012-D-A	3.000%	03/17/25	48,958	49,431
Soundview Home Equity Loan Trust,
Series 2003-2-A2 (a)	1.455%	11/25/33	141,350	140,027
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12-3A3 (a)	2.417%	09/25/34	469,783	471,527
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A2 (a)	1.114%	08/25/33	653,141	644,246
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A3 (a)	0.855%	08/25/33	235,856	231,202
Structured Asset Securities Corporation,
Series 2003-34A-3A4 (a)	2.473%	11/25/33	787,931	779,364
Structured Asset Securities Corporation,
Series 2004-GEL3-A (a)	0.635%	08/25/34	206,628	204,100
Truman Capital Mortgage Loan Trust, 144A,
Series 2005-1-A (a)	0.585%	03/25/37	266,743	260,589
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR7-A7 (a)	2.300%	08/25/33	451,996	457,301
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR8-A (a)	2.413%	08/25/33	299,103	309,258
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-MS3-2A1	5.249%	03/25/18	386,767	393,923
Wells Fargo Home Equity Trust,
Series 2004-2-AI6 (a)	5.000%	10/25/34	109,407	110,213
Wells Fargo Mortgage Backed Securities,
Series 2005-2-2A1	4.750%	04/25/20	519,970	537,833
Wells Fargo Mortgage Backed Securities,
Series 2003-0-5A1 (a)	2.514%	01/25/34	887,852	889,549

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MORTGAGE-BACKED SECURITIES — 41.7% (Continued)	Coupon	Maturity	Par Value	Value
Corporate — 37.5% (Continued)
Wells Fargo Mortgage Backed Securities,
Series 2004-K-2A12 (a)	2.615%	07/25/34	$137,920	$139,139
				23,724,958
Federal Home Loan Mortgage Corporation — 2.3%
FHLMC, Series 3837-JA	4.000%	05/15/38	466,386	495,810
FHLMC, Series 4312-GA	2.500%	12/15/41	982,308	996,789
				1,492,599
Federal National Mortgage Association — 0.4%
FNMA, Series 2004-9-DH	4.000%	06/25/33	253,237	266,404

Government National Mortgage Association — 1.0%
GNMA, Series 2009-65-GL	4.500%	05/20/38	364,619	388,483
GNMA, Series 2011-159-EA	4.000%	10/20/40	226,633	237,502
				625,985
Small Business Administration — 0.5%
SBA, Series 2002-20K	5.080%	11/01/22	310,461	334,201

Total Mortgage-Backed Securities (Cost $26,328,160)				$26,444,147

MUNICIPAL BONDS — 0.8%	Coupon	Maturity	Par Value	Value
Illinois State General Obligation (Cost $506,287)	5.163%	02/01/18	$465,000	$503,781

ASSET-BACKED SECURITIES — 0.3%	Coupon	Maturity	Par Value	Value
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	0.834%	11/25/34	$85,418	$83,869
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	1.055%	11/25/34	102,198	98,626
Total Asset-Backed Securities (Cost $183,660)				$182,495

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 53.8%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 7.3%
AutoNation, Inc.	6.750%	04/15/18	$500,000	$573,437
Coca Cola FEMSA, S.A.B. de C.V.	2.375%	11/26/18	300,000	303,894
DIRECTV	1.750%	01/15/18	500,000	500,744
Expedia, Inc.	7.456%	08/15/18	500,000	589,420
Hyatt Hotels Corporation	3.875%	08/15/16	200,000	209,978
IAC/InterActiveCorp	4.875%	11/30/18	400,000	415,000
MGM Resorts International	10.000%	11/01/16	250,000	288,125
Tencent Holdings Ltd., 144A	3.375%	03/05/18	475,000	489,287
Wm. Wrigley Jr. Company, 144A	2.000%	10/20/17	300,000	304,008
Wyndham Worldwide Corporation	2.950%	03/01/17	380,000	392,360
Yum! Brands, Inc.	6.250%	03/15/18	500,000	571,199
				4,637,452
Consumer Staples — 0.7%
Kroger Company (The)	6.800%	12/15/18	381,000	451,898

Energy — 2.5%
Chesapeake Energy Corporation	6.500%	08/15/17	250,000	275,950
Sinopec Group Overseas Development, 144A	1.750%	04/10/17	450,000	450,668
Spectra Energy Capital, LLC	6.200%	04/15/18	515,000	588,617
Tesoro Corporation	4.250%	10/01/17	250,000	260,000
				1,575,235
Financials — 14.7%
Air Lease Corporation	5.625%	04/01/17	500,000	538,750
Ally Financial, Inc.	5.500%	02/15/17	250,000	266,875
American International Group, Inc.	5.450%	05/18/17	530,000	587,397
Ares Capital Corporation	4.875%	11/30/18	500,000	528,997
Aviation Capital Group Corporation, 144A	3.875%	09/27/16	390,000	401,766
Aviation Capital Group Corporation, 144A	4.625%	01/31/18	300,000	314,303
Bank of America Corporation	5.300%	03/15/17	550,000	599,856
CIT Group, Inc.	5.000%	05/15/17	250,000	264,063
Citigroup, Inc.	6.000%	08/15/17	600,000	674,612
Deutsche Bank AG	6.000%	09/01/17	150,000	169,257
Deutsche Bank Trust Corporation	7.500%	11/15/15	300,000	321,750
Fairfax Financial Holdings, Ltd.	7.375%	04/15/18	450,000	509,944
Fidelity National Financial, Inc.	6.600%	05/15/17	563,000	631,795
First Republic Bank	2.375%	06/17/19	300,000	302,824
Icahn Enterprises, L.P.	3.500%	03/15/17	450,000	452,813

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 53.8% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 14.7% (Continued)
International Lease Finance Corporation, 144A	6.750%	09/01/16	$300,000	$328,125
Macquarie Bank Ltd., 144A	1.650%	03/24/17	425,000	426,646
Metropolitan Life Insurance Company, 144A	1.300%	04/10/17	500,000	500,539
Morgan Stanley	5.450%	01/09/17	560,000	613,424
Morgan Stanley (a)	1.514%	04/25/18	100,000	102,736
Murray Street Investment Trust I (b)	4.647%	03/09/17	600,000	645,426
Westpac Banking Corporation, 144A	5.300%	10/15/15	115,000	120,888
				9,302,786
Health Care — 1.1%
Humana, Inc.	7.200%	06/15/18	340,000	403,462
Perrigo Company, 144A	1.300%	11/08/16	310,000	309,673
				713,135
Industrials — 12.1%
AA Aircraft, 144A, Series 2013-1L	3.596%	11/01/17	213,384	218,185
America West Airlines, Inc., Series 2000-01	8.057%	07/02/20	42,017	48,319
American Airlines Group Pass-Through Trust, 144A, Series 2011-1	7.000%	01/31/18	371,306	401,938
CNH Capital, LLC, 144A	3.250%	02/01/17	300,000	302,250
Continental Airlines, Inc., Series 2001-1	7.373%	12/15/15	528,525	560,236
Continental Airlines, Inc., Series 2009-1	9.000%	07/08/16	115,686	130,147
Continental Airlines, Inc., Series 1998-1	6.748%	03/15/17	515,081	564,014
Continental Airlines, Inc., Series 1998-1	6.648%	09/15/17	116,016	123,557
Continental Airlines, Inc., Series 1998-3	6.820%	05/01/18	90,061	99,067
Continental Airlines, Inc., Series 2000-1	8.048%	11/01/20	81,069	92,418
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	86,550	98,018
Continental Airlines, Inc., Series 2001-1	6.703%	06/15/21	577,941	635,735
DCP Midstream Operating, L.P.	2.500%	12/01/17	454,000	465,275
Delta Air Lines, Inc., Series 2009-1A	7.750%	12/17/19	171,706	201,111
Domtar Corporation	10.750%	06/01/17	425,000	521,793
Ford Motor Credit Company, LLC	1.724%	12/06/17	600,000	598,960
General Motors Financial Company, Inc.	3.250%	05/15/18	200,000	201,500

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 53.8% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 12.1% (Continued)
Glencore Funding, LLC, 144A	1.700%	05/27/16	$260,000	$262,347
Masco Corporation	6.125%	10/03/16	500,000	541,250
Ras Laffan Liquefied Natural Gas Company Ltd. III, 144A	5.832%	09/30/16	291,200	308,308
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	325,000	337,188
US Airways, Inc., Series 2001-1G	7.076%	03/20/21	221,248	244,480
Weyerhaeuser Company	6.950%	08/01/17	413,000	474,421
WPX Energy, Inc.	5.250%	01/15/17	200,000	210,500
				7,641,017
Information Technology — 0.9%
Baidu, Inc.	3.250%	08/06/18	550,000	569,625

Materials — 2.0%
ArcelorMittal, S.A.	5.000%	02/25/17	300,000	313,875
Avnet, Inc.	6.625%	09/15/16	450,000	498,045
Cytec Industries, Inc.	8.950%	07/01/17	310,000	370,497
Packaging Dynamics Corporation, 144A	8.750%	02/01/16	76,000	77,805
				1,260,222
Real Estate — 6.0%
American Tower Corporation	7.000%	10/15/17	625,000	720,224
ARC Properties Operating Partnership, L.P., 144A	2.000%	02/06/17	400,000	400,613
First Industrial, L.P.	5.750%	01/15/16	100,000	105,308
First Industrial, L.P.	5.950%	05/15/17	430,000	469,677
Hospitality Properties Trust	5.625%	03/15/17	525,000	571,762
Liberty Property, L.P.	6.625%	10/01/17	646,000	735,934
National Retail Properties, Inc.	6.875%	10/15/17	293,000	337,752
Post Apartment Homes, L.P.	4.750%	10/15/17	180,000	196,421
PPF Funding, Inc., 144A	5.700%	04/15/17	234,000	251,620
				3,789,311
Telecommunication Services — 4.8%
CC Holdings GS V, LLC	2.381%	12/15/17	500,000	510,691
Digicel Ltd., 144A	8.250%	09/01/17	275,000	279,469
GTP Cellular Sites, LLC, 144A	3.721%	03/15/17	485,759	501,101
Qwest Corporation	6.500%	06/01/17	590,000	662,694
SBA Tower Trust, 144A	3.598%	04/15/18	750,000	753,275
WCP Wireless Site Fund, 144A	6.829%	11/15/15	300,000	310,876
				3,018,106

FIRST WESTERN SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 53.8% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 1.7%
AES Corporation (The) (a)	3.241%	06/01/19	$325,000	$326,625
Otter Tail Corporation	9.000%	12/15/16	675,000	780,425
				1,107,050

Total Corporate Bonds (Cost $33,897,104)				$34,065,837

MONEY MARKET FUNDS — 3.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.01% (c) (Cost $2,201,060)	2,201,060	$2,201,060

Total Investments at Value — 100.1% (Cost $63,116,271)		$63,397,320

Liabilities in Excess of Other Assets — (0.1%)		(75,393)

Net Assets — 100.0%		$63,321,927

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Board of Trustees has determined this security to be liquid.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2014.
(b)	Step coupon.
(c)	The rate shown is the 7-day effective yield as of August 31, 2014.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Statements of Assets and Liabilities
August 31, 2014

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
ASSETS
Investments in securities:
At amortized cost	$63,177,951	$63,116,271
At value (Note 2)	$64,170,003	$63,397,320
Dividends and interest receivable	438,291	529,462
Receivable for capital shares sold	13,000	374,250
Other assets	3,779	4,231
TOTAL ASSETS	64,625,073	64,305,263

LIABILITIES
Dividends payable	29,663	14,117
Payable for capital shares redeemed	518	171,559
Payable for investment securities purchased	—	766,136
Payable to Adviser (Note 4)	5,422	4,691
Payable to administrator (Note 4)	9,535	8,900
Other accrued expenses	14,642	17,933
TOTAL LIABILITIES	59,780	983,336

NET ASSETS	$64,565,293	$63,321,927

Net assets consist of:
Paid-in capital	$63,155,347	$62,948,778
Undistributed net investment income	3,083	2,407
Undistributed net realized gains from security transactions	414,811	89,693
Net unrealized appreciation on investments	992,052	281,049
Net assets	$64,565,293	$63,321,927

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,501,405	6,289,529

Net asset value, offering price, and redemption price per share (Note 2)	$9.93	$10.07

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Statements of Operations
For the Year Ended August 31, 2014

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
INVESTMENT INCOME
Interest	$1,818,857	$1,029,453
Dividends	154	158
	1,819,011	1,029,611
EXPENSES
Investment advisory fees (Note 4)	313,319	149,357
Administration fees (Note 4)	62,690	42,741
Pricing costs	36,288	35,364
Professional fees	37,274	32,857
Fund accounting fees (Note 4)	32,775	29,275
Registration and filing fees	27,573	30,246
Custodian and bank service fees	28,715	18,965
Transfer agent fees (Note 4)	15,000	12,000
Trustees’ fees and expenses (Note 4)	10,223	10,223
Compliance service fees (Note 4)	6,000	6,000
Reports to shareholders	6,249	4,660
Insurance expense	6,791	2,745
Postage and supplies	2,697	2,583
Offering costs (Note 1)	3,883	—
Other expenses	3,946	3,945
TOTAL EXPENSES	593,423	380,961
Less fee reductions by the Adviser (Note 4)	(217,440)	(124,921)
NET EXPENSES	375,983	256,040

NET INVESTMENT INCOME	1,443,028	773,571

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	687,987	161,296
Net change in unrealized appreciation (depreciation) on investments	1,831,525	459,004

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,519,512	620,300

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,962,540	$1,393,871

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND
 Statements of Changes in Net Assets

	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
FROM OPERATIONS
Net investment income	$1,443,028	$753,595
Net realized gains from security transactions	687,987	943,862
Net change in unrealized appreciation (depreciation) on investments	1,831,525	(2,371,315)
Net increase (decrease) in net assets from operations	3,962,540	(673,858)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,685,735)	(1,167,673)
From net realized gains on investments	(557,170)	—
Decrease in net assets from distributions to shareholders	(2,242,905)	(1,167,673)

FROM CAPITAL SHARE TRANSACTIONS
Shares issued from reorganization (Note 1)	—	40,261,413
Proceeds from shares sold	18,476,942	28,995,650
Reinvestments of distributions to shareholders	1,745,354	968,758
Payments for shares redeemed	(15,685,314)	(10,175,614)
Net increase in net assets from capital share transactions	4,536,982	60,050,207

TOTAL INCREASE IN NET ASSETS	6,256,617	58,208,676

NET ASSETS
Beginning of period	58,308,676	100,000
End of period	$64,565,293	$58,308,676

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$3,083	$(17,970)

CAPITAL SHARE ACTIVITY
Shares issued from reorganization (Note 1)	—	4,026,141
Shares sold	1,886,461	2,927,386
Shares issued in reinvestment of distributions to shareholders	178,230	98,019
Shares redeemed	(1,597,350)	(1,027,482)
Net increase in shares outstanding	467,341	6,024,064
Shares outstanding, beginning of period	6,034,064	10,000
Shares outstanding, end of period	6,501,405	6,034,064

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
 Statements of Changes in Net Assets

	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
FROM OPERATIONS
Net investment income	$773,571	$101,154
Net realized gains from security transactions	161,296	1,259
Net change in unrealized appreciation (depreciation) on investments	459,004	(177,955)
Net increase (decrease) in net assets from operations	1,393,871	(75,542)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(837,991)	(107,189)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	55,641,684	26,533,405
Reinvestments of distributions to shareholders	712,826	98,229
Payments for shares redeemed	(17,287,958)	(2,749,408)
Net increase in net assets from capital share transactions	39,066,552	23,882,226

TOTAL INCREASE IN NET ASSETS	39,622,432	23,699,495

NET ASSETS
Beginning of period	23,699,495	—
End of period	$63,321,927	$23,699,495

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,407	$(368)

CAPITAL SHARE ACTIVITY
Shares sold	5,542,287	2,664,084
Shares issued in reinvestment of distributions to shareholders	70,963	9,926
Shares redeemed	(1,720,335)	(277,396)
Net increase in shares outstanding	3,892,915	2,396,614
Shares outstanding, beginning of period	2,396,614	—
Shares outstanding, end of period	6,289,529	2,396,614

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND
 Financial Highlights

Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$9.66	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.17
Net realized and unrealized gains (losses) on investments	0.39	(0.28)
Total from investment operations	0.62	(0.11)

Less distributions:
From net investment income	(0.26)	(0.23)
From net realized gains on investments	(0.09)	—
Total distributions	(0.35)	(0.23)

Net asset value at end of period	$9.93	$9.66

Total return (b)	6.58%	(1.08%	)(c)

Net assets at end of period (000’s)	$64,565	$58,309

Ratio of total expenses to average net assets (d)	0.95%	1.07	%(e)

Ratio of net expenses to average net assets	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	2.30%	1.86	%(e)

Portfolio turnover rate	421%	340	%(c)

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Not annualized.
(d)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(e)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND
 Financial Highlights

Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.05
Net realized and unrealized gains (losses) on investments	0.19	(0.11)
Total from investment operations	0.37	(0.06)

Less distributions:
From net investment income	(0.19)	(0.05)

Net asset value at end of period	$10.07	$9.89

Total return (b)	3.77%	(0.58%	)(c)

Net assets at end of period (000’s)	$63,322	$23,699

Ratio of total expenses to average net assets (d)	0.89%	1.26	%(e)

Ratio of net expenses to average net assets	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	1.81%	1.64	%(e)

Portfolio turnover rate	61%	19	%(c)

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, the total returns would have been lower.

(c)	Not annualized.
(d)	Ratios were determined based on expenses prior to any fee reductions and expense reimbursements by the Adviser (Note 4).
(e)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements
 August 31, 2014

1. Organization

First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. On August 21, 2012, 10,000 shares of First Western Fixed Income Fund were issued for cash, at $10.00 per share to First Western Capital Management Company (the “Adviser”), the investment adviser to the Fund. All costs incurred by First Western Fixed Income Fund prior to August 21, 2012 in connection with its organization and offering of shares ($30,253) were advanced by the Adviser and are subject to repayment by the Fund as described in Note 4. Organization costs are charged to expenses as incurred. Offering costs incurred by First Western Fixed Income Fund were treated as deferred charges and were amortized over the Fund’s first year of operations using the straight line method. First Western Fixed Income Fund commenced operations on November 1, 2012, after it acquired the net assets of First Western Capital Management Fixed Income Limited Partnership (the “Partnership”), in exchange for Fund shares. First Western Short Duration Bond Fund commenced operations on April 26, 2013.

On November 1, 2012, the Partnership reorganized into First Western Fixed Income Fund. The reorganization of net assets and unrealized appreciation from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Net Unrealized Appreciation on Investments
November 1, 2012	$40,261,413	4,026,141	$1,531,842

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by the Adviser under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2014:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$2,510,827	$—	$2,510,827
U.S. Government Agency Obligations	—	2,769,777	—	2,769,777
Mortgage-Backed Securities	—	28,471,906	—	28,471,906
Municipal Bonds	—	1,010,094	—	1,010,094
Asset-Backed Securities	—	1,118,172	—	1,118,172
Corporate Bonds	—	28,027,932	—	28,027,932
Money Market Funds	261,295	—	—	261,295
Total	$261,295	$63,908,708	$—	$64,170,003

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$26,444,147	$—	$26,444,147
Municipal Bonds	—	503,781	—	503,781
Asset-Backed Securities	—	182,495	—	182,495
Corporate Bonds	—	34,065,837	—	34,065,837
Money Market Funds	2,201,060	—	—	2,201,060
Total	$2,201,060	$61,196,260	$—	$63,397,320

As of August 31, 2014, the Funds did not have any transfers in and out of any Level. In addition, the Funds did not have any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended August 31, 2014 and August 31, 2013 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total DIstributions
First Western Fixed Income Fund:
August 31, 2014	$2,104,531	$138,374	$2,242,905
August 31, 2013	$1,167,673	$—	$1,167,673

First Western Short Duration Bond Fund:
August 31, 2014	$837,991	$—	$837,991
August 31, 2013	$107,189	$—	$107,189

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of August 31, 2014:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Tax cost of portfolio investments	$63,177,951	$63,116,271
Gross unrealized appreciation	$1,236,956	$429,157
Gross unrealized depreciation	(244,904)	(148,108)
Net unrealized appreciation on investments	992,052	281,049
Undistributed ordinary income	443,623	89,505
Undistributed long-term gains	3,934	16,712
Other temporary differences	(29,663)	(14,117)
Accumulated earnings	$1,409,946	$373,149

The difference between the tax and book undistributed income and the tax and book undistributed net realized gains is due to differing tax treatments of net short-term gains and the timing of tax deductions for dividends payable as of August 31, 2014.

During the year ended August 31, 2014, First Western Short Duration Bond Fund utilized $4,408 of capital loss carryforwards to offset current year realized gains.

For the year ended August 31, 2014, First Western Fixed Income Fund and First Western Short Duration Bond Fund increased undistributed net investment income and decreased undistributed net realized gains from security transactions on the Statements of Assets and Liabilities by $263,760 and $67,195, respectively. These adjustments are due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are due to the tax treatment of paydown adjustments. Such reclassifications had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended August 31, 2013 and August 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

3. Investment Transactions

During the year ended August 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities other than short-term investments and U.S. government securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Purchases of investment securities	$262,984,543	$60,722,230
Proceeds from sales and maturities of investment securities	$252,150,166	$24,723,934

During the year ended August 31, 2014, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Purchases of investment securities	$414,553	$2,770,236
Proceeds from sales and maturities of investment securities	$5,740,589	$388,609

4. Transactions with Related Parties

Certain officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (“UFD”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

TRUSTEES’ COMPENSATION
Each Fund pays each Trustee who is not affiliated with the Adviser $5,000 annually, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Funds.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

INVESTMENT ADVISORY AGREEMENT
Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2016 to reduce its investment advisory fees and to pay each Fund’s operating expenses to the extent necessary to limit each Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of each Fund’s average daily net assets. During the year ended August 31, 2014, the Adviser reduced its advisory fees by $217,440 and $124,921 for First Western Fixed Income Fund and First Western Short Duration Bond Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the expense limitation of 0.60% per annum. As of August 31, 2014, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $438,685 and $166,091 for First Western Fixed Income Fund and First Western Short Duration Bond Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
August 21, 2015	$30,253	$—
August 31, 2016	190,992	41,170
August 31, 2017	217,440	124,921
	$438,685	$166,091

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Adviser. The Trust reimburses the Adviser $12,000 annually for the services provided by the CCO to the Trust.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

OTHER SERVICE PROVIDERS
Ultimus provides fund administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, UFD provides distribution services and serves as principal underwriter for each Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund has an uncommitted $3,000,000 senior secured line of credit with its custodian bank. First Western Short Duration Bond Fund has an uncommitted $2,000,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. During the year ended August 31, 2014, First Western Fixed Income Fund and First Western Short Duration Bond Fund did not borrow under their respective lines of credit.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

7. Risks Associated with Mortgage-Backed Securities

The Funds invest in mortgage-backed securities which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of August 31, 2014, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 44.1% and 41.7%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph:

On September 23, 2014, First Western Financial, Inc., the parent company of the Adviser, announced the signing of a definitive agreement to merge with Sunflower Financial, Inc. The merger is expected to close in the first quarter of 2015, subject to shareholder and regulatory approval. Upon the closing of the merger, the Adviser will undergo a change of control and the current advisory agreements between the Funds and the Adviser will terminate. In anticipation of the change of control, the Board of Trustees expects to hold a special meeting of shareholders sometime prior to the merger close date. At this meeting shareholders will be asked to approve new advisory agreements for the Funds and to act upon any other matter presented by the Board of Trustees.

FIRST WESTERN FUNDS TRUST
 Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of First Western Funds Trust and
the Shareholders of First Western Fixed Income Fund and
 First Western Short Duration Bond Fund

We have audited the accompanying statements of assets and liabilities of the First Western Fixed Income Fund and First Western Short Duration Bond Fund (the “Funds”), each a series of shares of beneficial interest in the First Western Funds Trust, including the schedules of investments, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period November 1, 2012 (commencement of operations for First Western Fixed Income Fund) through August 31, 2013, and for the period April 26, 2013 (commencement of operations for First Western Short Duration Bond Fund) through August 31, 2013 These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Western Fixed Income Fund and First Western Short Duration Bond Fund as of August 31, 2014, and the results of their operations, changes in their net assets and their financial highlights for the year then ended and for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 October 27, 2014

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2014) and held until the end of the period (August 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

First Western Fixed Income Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,025.20	$3.06
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Western Short Duration Bond Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,010.60	$3.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
*Warren J. Olsen 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1956	Since April 2012	President and Trustee	From 2008 through July 2014, Chairman and Chief Executive Officer of First Western Capital Management Company (investment management company); from 2002 through July 2014, Chairman and Chief Executive Officer of First Western Investment Management, Inc.; from 2002 through July 2014, Vice Chairman and Chief Investment Officer of First Western Financial Inc. (private bank); and Director of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC and the Aetos Capital Long/Short Strategies Fund, LLC.	2
Independent Trustees:
David L. Henry 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1956	Since August 2012	Trustee	President of NewWest Management Inc. (private investment management company) since 1998; and General Partner of NewWest Capital Group LLLP (a private investment partnership) since 1998.	2
Terry L. Scholes 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1944	Since August 2012	Trustee	Co-Owner of PruettScholes Insurance Group since 2006.	2

*
Warren J. Olsen, as an affiliated person of First Western Capital Management Company, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)
(Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President Support Services - First Western Financial, Inc. since June 2003; Chief Compliance Officer for First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. since June 2003.

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Fund Accounting of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees of First Western Funds Trust (the “Trust”), including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser for First Western Fixed Income Fund and First Western Short Duration Bond Fund (the “Funds”). These approvals took place at a Board meeting held on August 13, 2014, at which all of the Independent Trustees were present in person.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided to the Funds by the Adviser. They discussed the responsibilities of the Adviser under the Advisory Agreements and the Adviser’s compensation under the Advisory Agreements. The Independent Trustees reviewed the background and experience of the Adviser’s key investment and operating personnel. They noted that the Adviser continues to provide experienced professionals to manage the investments and operations at the Adviser. The Independent Trustees considered the compliance policies and procedures of the Adviser. They also took into account the decision of the Chief Executive Officer (“CEO”) of the Adviser to resign from his position. The Independent Trustees also noted the CEO’s decision to remain a member of the executive leadership team at the Adviser’s parent company. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

(ii)	The investment performance of the Funds and Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2014. It was noted by the Independent Trustees that the Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index for the one-year and since inception

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements
(Unaudited) (Continued)

periods ended June 30, 2014. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “intermediate-term bond” funds, which is the category to which the Fixed Income Fund has been assigned. The Independent Trustees noted that for the one-year period ended June 30, 2014 the Fixed Income Fund’s total return of 5.94% exceeded the 5.06% total return for the average fund in the Morningstar intermediate-term bond category. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Fixed Income Fund underperformed such other accounts for the periods ended June 30, 2014. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee structures and services provided. The Independent Trustees also considered the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. The Independent Trustees concluded that the investment performance of the Fixed Income Fund has been satisfactory.

The Independent Trustees next reviewed the performance of the Short Duration Fund, which was compared to the performance of the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2014. It was noted by the Independent Trustees that the Short Duration Fund outperformed the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index over the one-year and since inception periods ended June 30, 2014. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “short term bond” funds, which is the category to which the Short Duration Fund has been assigned. The Independent Trustees noted that for the one year period ended June 30, 2014, the Short Duration Fund’s total return of 4.18% was higher than the 2.21% total return for the average fund in the Morningstar short term bond fund category. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Short Duration Fund underperformed such other accounts for the periods ended June 30, 2014. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee structures, services provided, average account sizes, and asset flows. The Independent Trustees also considered the consistency of the Adviser’s management of the Short Duration Fund with the Fund’s investment objective and policies. The Independent Trustees concluded that the investment performance of the Short Duration Fund has been satisfactory.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements
(Unaudited) (Continued)

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and operations; the financial condition of the Adviser and that of its parent company and the level of commitment to the Funds by the principals of the Adviser; the asset levels of each Fund; the overall expenses of each Fund; and the sales and distribution plans for each Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee rates paid by similar mutual funds compiled from statistics reported by Morningstar. They also compared the net operating expense ratios of the Funds with average expense ratios of representative funds within their respective Morningstar categories. It was noted by the Independent Trustees that, although, the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.41%, the Fixed Income Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average expense ratio for Morningstar’s intermediate-term bond funds, which was 0.88% per annum. The Independent Trustees also discussed the Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2016. The Independent Trustees performed a similar comparison for the Short Duration Fund, finding that the Short Duration Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.38% and the Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average expense ratio of 0.84% for Morningstar’s short term bond funds category. The Independent Trustees also discussed the Adviser’s commitment to cap the Short Duration Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2016.

The Independent Trustees then considered the Adviser’s representations as it relates to its revenues and expenses with respect to the services it provided to each Fund for periods ended June 30, 2014. The Independent Trustees took into account that the Adviser has waived the majority of its advisory fees with respect to its services to the Funds in order to maintain each Fund’s 0.60% per annum expense cap. It was noted by the Independent Trustees that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Adviser has yet to realize any profits from the services it provides to each Fund.

The Independent Trustees reviewed the balance sheets of the Adviser and First Western Financial, Inc., the Adviser’s parent company, as of June 30, 2014. The Independent Trustees concluded that the Adviser has adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Adviser, including

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements
(Unaudited) (Continued)

the additional exposure the Adviser has received as a result of managing the Funds. The Independent Trustees concluded that the fees paid by each Fund to the Adviser are reasonable in light of the quality of the services received.

(iv)	The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for each Fund and discussed the expense cap arrangements between the Trust and the Adviser. The Independent Trustees noted that each Fund has grown its assets to the point where the Adviser is currently collecting a portion of its advisory fee. They also noted that the Funds will need to realize considerable growth in assets before the Adviser will begin collecting its full advisory fees from the Funds. The Independent Trustees concluded that, at the Funds’ current asset levels an d with the Adviser continuing to reimburse a portion of the Funds’ expenses, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

Conclusion
In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements is in the best interests of each Fund and its shareholders.

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FIRST WESTERN FUNDS TRUST
Investment Adviser
First Western Capital
Management Company
1900 Avenue of the Stars
Suite 900
 Los Angeles, CA 90067

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
 1-800-292-6775

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, NW
 Washington, D.C. 20006

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
 Cincinnati, OH 45246

Custodian
US Bank NA
425 Walnut Street
 Cincinnati, OH 45202

Board of Trustees
Warren J. Olsen
David L. Henry
 Terry L. Scholes

Executive Officers
Warren J. Olsen, President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
 Karen L. Garcia, Chief Compliance Officer

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David L. Henry.  Mr. Henry is “independent” for purposes of this Item.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 and $18,500 with respect to the registrant’s fiscal years ended August 31, 2014 and August 31, 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended August 31, 2014 and August 31, 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2014 and August 31, 2013, aggregate non-audit fees of $6,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Western Funds Trust

By (Signature and Title)*		/s/ Warren J. Olsen
Warren J. Olsen, President

Date	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Warren J. Olsen
Warren J. Olsen, President

Date	October 29, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 29, 2014

* Print the name and title of each signing officer under his or her signature.